SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2010

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

001-33664	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri 63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of Eloise E. Schmitz

On August 5, 2010, Charter Communications, Inc. (the "Company") entered into an agreement with Eloise E. Schmitz, Executive Vice President and Chief Financial Officer of the Company, governing the terms and conditions of the termination of her employment with the Company, as of July 31, 2010 (the "Separation Agreement"). Under the terms of the Separation Agreement, Ms. Schmitz will receive the amount of two times (a) her base salary, calculated at an annual rate of $525,000.00 and (b) her annual target bonus of $393,750 through July 31, 2012, (the "Separation Term"), which will be paid over the remainder of the Separation Term in equal bi-weekly installments on Company's regular pay days for executives; provided that, the total of such payments shall not exceed, in the aggregate, the gross amount of $1,837,500.00.  Ms. Schmitz will receive a lump sum payment of $2,250,000.00 equal to the target bonuses und the Cash Incentive Program pursuant to the Company's Value Creation Plan.  She will also receive a lump sum payment equal to twenty-four times the monthly cost, at the time of termination, for paid coverage for health, dental and vision benefits under COBRA of $22,487.04, outplacement services through July 31, 2011 and all remaining hours of accrued and unused vacation.  Ms. Schmitz has agreed to abide by the non-disparagement provision in the Separation Agreement and released the Company from any claims arising out of or based upon any facts occurring prior to the date of the Separation Agreement. She has also agreed that she will continue to be bound by the non-competition (through July 30, 2011), non-interference and non-disclosure provisions contained in her July 1, 2008 Employment Agreement, as amended.

The full text of Ms. Schmitz's Separation Agreement is filed herewith as Exhibit 10.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
10.1	Separation Agreement of Eloise E. Schmitz*
__________
* filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            CHARTER COMMUNICATIONS, INC.
                                                             Registrant

Dated: August 6, 2010

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Senior Vice President - Finance, Interim Chief Financial Officer, Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Separation Agreement of Eloise E. Schmitz*

* filed herewith

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